Exhibit 99.1

PRELIMINARY RESULTS OF ELECTIONS REGARDING
MERGER CONSIDERATION ANNOUNCED

BUFFALO, N.Y. and NEW HAVEN, Conn. – April 6, 2011- First Niagara Financial Group, Inc. (NASDAQ: FNFG) and NewAlliance Bancshares, Inc. (NYSE: NAL) today announced the preliminary results of elections made by NewAlliance stockholders as to the form of merger consideration to be received in the pending acquisition of NewAlliance by First Niagara. The election deadline for NewAlliance stockholders to have made merger consideration elections in connection with the proposed acquisition expired at 5:00 p.m., New York City time, on April 5, 2011.

Of the approximately 105,144,295 shares of NewAlliance common stock outstanding as of April 5, 2011:

•	The holders of approximately 85,085,366 shares, or 80.92%, elected to receive First Niagara common stock;

•	The holders of approximately 8,413,190 shares, or 8.00%, elected to receive cash; and

•	The holders of approximately 11,645,739 shares, or 11.08%, submitted elections expressing no preference as to the form of merger consideration or did not make a valid election.

The elections with respect to approximately 8,267,115 of the foregoing shares electing to receive stock and approximately 5,756 of the foregoing shares electing to receive cash were made pursuant to the notice of guaranteed delivery procedure, which requires the delivery of NewAlliance shares to the exchange agent for the merger by 5:00 p.m., New York City time, on Friday, April 8, 2011. If the exchange agent does not receive the required share certificates or book-entry transfer of shares by this guaranteed delivery deadline, the NewAlliance shares subject to such election will be treated as shares that did not make a valid election.

Based on the preliminary information above, NewAlliance stockholders who made valid elections to receive stock consideration will receive stock consideration for 100% of their shares subject to such election. NewAlliance stockholders who made valid elections to receive cash consideration will receive cash consideration for 100% of their shares subject to such election. NewAlliance stockholders who failed to make a valid election, or chose to make no election, will receive, as a result of the adjustment, election and allocation procedures set forth in the merger agreement, cash consideration for approximately 54.16% of their shares and stock consideration for the remaining 45.84% of their shares.

After the final results of the election process are determined, the actual merger consideration, and the allocation of the merger consideration, will be computed using the adjustment, election and allocation procedures set forth in the merger agreement. A press release announcing the final merger consideration will be issued after the final merger consideration is determined.

A more complete description of the merger consideration and the adjustment, election and allocation procedures applicable to elections is contained in the joint proxy statement/prospectus dated November 4, 2010 and mailed to NewAlliance stockholders on or about November 5, 2010. NewAlliance stockholders are urged to read the joint proxy statement/prospectus carefully and in its entirety. Copies of the joint proxy statement/prospectus may be obtained for free at First Niagara’s internet website at www.fnfg.com under the tab “Investor Relations” and then under the heading “Documents.”

First Niagara and NewAlliance anticipate that the closing of the merger, which remains subject to regulatory approvals and the satisfaction of other customary closing conditions, will occur no earlier than April 15, 2011.

About NewAlliance Bancshares

NewAlliance Bancshares is a New Haven, Connecticut headquartered regional banking and financial services company and the parent company of NewAlliance Bank, the third largest bank headquartered in Connecticut and fourth largest headquartered in New England. NewAlliance Bank has a network of 88 branches in Connecticut and western Massachusetts with assets of $9 billion. NewAlliance Bank provides a full range of consumer and commercial banking products and services, trust services and investment and insurance products and services. For more information, visit the bank’s website is at www.newalliancebank.com.

About First Niagara

First Niagara Financial Group, Inc., through its wholly owned subsidiary, First Niagara Bank, N.A., has $21 billion in assets, 256 branches and $13 billion in deposits. First Niagara Bank, N.A. is a multi-state community-oriented bank providing financial services to individuals, families and businesses. Upon completion of its pending acquisition of NewAlliance Bancshares, Inc. — subject to customary closing conditions including approvals from regulators — First Niagara will have more than $30 billion in assets, $18 billion in deposits and 340 branches across Upstate New York, Pennsylvania, Connecticut and Massachusetts. For more information, visit www.fnfg.com.

First Niagara Contacts
Anthony M. Alessi	Investor Relations Manager
(716) 625-7692
tony.alessi@fnfg.com

Leslie G. Garrity	Public Relations and Corporate Communications Manager
(716) 819-5921
leslie.garrity@fnfg.com

NewAlliance Contact

Paul McCraven	Senior Vice President, Community Development
(203) 784-5001

Cautionary Statement

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. First Niagara Financial Group, Inc. (“First Niagara”) and NewAlliance Bancshares, Inc. (“NewAlliance”) have filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to the proposed acquisition of NewAlliance by First Niagara. INVESTORS AND SECURITY HOLDERS OF NEWALLIANCE ARE URGED TO READ THE APPLICABLE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by First Niagara or NewAlliance through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by First Niagara are available free of charge on First Niagara’s internet website at www.fnfg.com under the tab “Investor Relations” and then under the heading “Documents.” Copies of the documents filed with the SEC by NewAlliance are also available free of charge on NewAlliance’s internet website at www.newalliancebank.com under the tab “Investors” and then under the heading “SEC Filings.”

Forward-Looking Statements

Certain statements contained in this release that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in future filings with the SEC, in press releases, and in oral and written statements that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations or those of management or the Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: local, regional, national and international economic conditions and the impact they may have on either First Niagara or NewAlliance or their customers and the assessment of that impact, changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of loan or investment portfolios; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which First Niagara, NewAlliance and their subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.

Forward-looking statements speak only as of the date on which such statements are made. First Niagara and NewAlliance undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.